SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a)
              of the Securities Exchange Act of 1934
                      *------------------*
Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting   Material   Pursuant   to   Section 240.14a-11(c)   or
Section 240.14a-12

                     *-------------------*
                INTERNATIONAL AMERICAN HOMES, INC.
         (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                INTERNATIONAL AMERICAN HOMES, INC.
          (NAME OF PERSON(S) FILING PROXY STATEMENT)
                     *-------------------*

Payment of Filing Fee (Check the appropriate box):

[X]   $125  per  Exchange  Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
      14a-6(i)(2)
[ ]   $500 per each party to the  controversy  pursuant  to  Exchange Act
      Rule 14a-6(i)(3)
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4)  and
      0-11.
      1)    Title of each class of securities to which transaction applies:
      2)    Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1).
      4)    Proposed maximum aggregate value of transaction:

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)    Amount Previously Paid:

           2)    Form, Schedule or Registration No.:

           3)    Filing Party:

           4)    Date Filed:

- ----------
(1). Set forth the amount on which the filing fee is calculated and state how it was determined.

August 4, 1995


To Our Stockholders:

  It is my pleasure to invite you to attend the 1995 Annual Meeting of Stockholders of International American Homes, Inc., to be held at 11:00 A.M. on Tuesday, September 12, 1995 at Bethesda Country Club, 7601 Bradley Boulevard, Bethesda, Maryland.

  At the meeting, in addition to considering and acting upon the election of directors and the approval of Arthur Andersen LLP as auditors for the Company's financial statements, stockholders will also be requested to consider and vote upon proposals to approve certain amendments to the Company's Non-Qualified Stock Option Plan, including an increase in the number of shares reserved for issuance thereunder, and to adopt a Non-Employee Directors Stock Option Plan for the Company. Additional information concerning these matters is included in the attached Notice of Annual Meeting of Stockholders and in the accompanying Proxy Statement. The Board of Directors of the Company recommends that all stockholders vote for each of its nominees for director and in favor of each proposal.

  Your vote is important regardless of the number of shares you may own. We strongly encourage all stockholders to participate by voting their shares by proxy whether or not they plan to attend the meeting. Please sign, date and mail the enclosed proxy as soon as possible. If you do attend the meeting, you may still vote in person.


Sincerely,


Robert J.  Suarez
Chairman of the Board and President

           _________________________________________________

               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              to be held

                          September 12, 1995
          __________________________________________________

To our Stockholders:

  Notice   is   hereby  given  that  the  Annual  Meeting  of  Stockholders  of
International American Homes, Inc., a Delaware corporation (the "Company"), will be held at 11:00 A.M. on Tuesday, September 12, 1995 at Bethesda Country Club, 7601 Bradley Boulevard, Bethesda, Maryland, for the purpose of considering and acting upon the following matters as set forth in the accompanying Proxy Statement:

  1. To elect three Directors to hold office as specified in the accompanying Proxy Statement;

  2. To consider and vote upon a proposal to amend the Company's Non-Qualified Stock Option Plan (the "Non-Qualified Stock Option Plan") so as to increase the number of shares of common stock of the Company subject to the Plan, clarify the language describing the vesting schedule for options granted thereunder, provide that outside directors will no longer be eligible to receive options thereunder if a non-employee directors stock option plan is approved by the Company's stockholders and becomes effective, entitle the Company to require an option holder who exercises an option to remit in addition to the exercise price an amount sufficient to satisfy applicable withholding tax requirements, and extend the term of the plan to June 22, 2005;

  3. To consider and vote upon a proposal to approve a Non-Employee Directors Stock Option Plan for the Company;

  4. To approve the appointment of Arthur Andersen LLP as auditors of the financial statements of the Company and its consolidated subsidiaries for the fiscal year ending March 31, 1996; and

  5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

  Only stockholders of record at the close of business on July 14, 1995 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.


By Order of the Board of Directors,





Robert I. Antle
Executive Vice President and Secretary

August 4, 1995


  WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING.

                           PROXY STATEMENT




                             INTRODUCTION

  This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of International American Homes, Inc., a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders of the Company to be held at 11:00 A.M. on Tuesday, September 12, 1995 at Bethesda Country Club, 7601 Bradley Boulevard, Bethesda, Maryland, and at any adjournment or postponement thereof (the "Meeting"). The approximate date on which this Proxy Statement and proxy included herewith are first being sent to stockholders is August 4, 1995. The mailing address of the Company's principal executive offices is 6001 Montrose Road, Suite 910, Rockville, Maryland 20852.

  Stockholders are requested to execute and return the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States. Execution and return of the proxy in the accompanying form will not in any way affect a stockholder's right to attend the Meeting and, if the proxy is revoked, to vote in person. Proxies which are returned properly executed and not revoked will be voted in accordance with the instructions therein or, if no instruction is given, for the election of the Board of Directors' nominees for director and the proposals described herein. A stockholder giving a proxy may revoke it any time before it is exercised by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. Presence at the Meeting will not, in and of itself, revoke the proxy.



            VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING SECURITIES

  Only stockholders of record at the close of business on July 14, 1995 (the "Record Date") are entitled to notice of and to vote at the Meeting. The outstanding voting securities of the Company on the Record Date consisted of 2,612,132 shares of common stock, par value $.01 per share ("Common Stock"). Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Meeting, including the election of directors. All references in this Proxy Statement to numbers of shares of Common Stock reflect a one-for-ten reverse stock split (the "Stock Split") that was approved by the Company's stockholders on September 13, 1994 and became effective at the close of business on May 31, 1995.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information regarding the ownership of the Common Stock as of July 14, 1995 held by each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the issued and outstanding shares of Common Stock. To the knowledge of management, no other person owns beneficially more than five percent (5%) of the outstanding shares of Common Stock:



                                            Number of Shares       Percent
Name and Address                            Beneficially Owned     of Class
- ----------------                            ------------------     --------
U.S. Industries, Inc.                             233,210            8.93%
101 Wood Avenue South
Iselin, New Jersey  08830

Robert J. Suarez  (1)                             206,230            7.75%
9950 Princess Palm Avenue, Suite 112
Tampa, Florida  33619

Resolution Trust Corporation, as Receiver         198,515            7.60%
  for United Federal Savings Bank and as
  Receiver for Lincoln Savings & Loan
  Association, F.A.
801 Seventeenth Street, N.W.
Washington, D.C.  20434



- --------------------
(1)Includes 50,000 shares of Common Stock which Mr. Suarez has the right to acquire within sixty (60) days through the exercise of options. Such shares are deemed to be outstanding for the purpose of computing the percentage of class beneficially owned by Mr. Suarez, but not for the purpose of computing the percentage of class beneficially owned by any other person.

  The following table sets forth certain information regarding the ownership of the Common Stock as of July 14, 1995 held by each director of the Company, and each executive officer whose name appears in the Summary Compensation Table below, and all directors and executive officers as a group. Except as noted, the individuals named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them:


                                            Number of Shares       Percent
Name                                      Beneficially Owned      of Class
- ----                                      ------------------      --------
Robert J. Suarez (1)                                 206,230         7.75%
Kenneth W. Carlson                                    26,498         1.01%
Ronald I. Garshag (2)                                 84,111         3.21%
William D. Aiken                                           0             *
Dionel Cotanda                                        11,856             *
Peter A. Davis                                        92,067         3.52%
Robert E. Everett                                          0             *
Brian Gibney                                               0             *
Philip T. Mercer (3)                                   4,526             *
Jeffrey D. Prol                                        1,000             *
Robert I. Antle (4)                                   12,795             *
Michael P. Villa (5)                                   5,528             *
All current directors and executive                  360,801        13.54%
 officers as a group (12 persons) (6)

- -------------------

* Less than one percent (1%).

(1)Includes 50,000 shares of Common Stock which Mr. Suarez has the right to acquire within sixty (60) days through the exercise of options. Such shares are deemed to be outstanding for the purpose of computing the percentage of class beneficially owned by Mr. Suarez, but not for the purpose of computing the percentage of class beneficially owned by any other person.

(2)Includes 10,000 shares of Common Stock which Mr. Garshag has the right to acquire within sixty (60) days through the exercise of options. Such shares are deemed to be outstanding for the purpose of computing the percentage of class beneficially owned by Mr. Garshag, but not for the purpose of computing the percentage of class beneficially owned by any other person. Mr. Garshag retired on May 12, 1995.

(3)Includes  4,526   shares   of   Common  Stock  owned  by  Thulman  Eastern
   Corporation, which is wholly owned by Mr. Mercer.

(4)Includes 750 shares of Common Stock which Mr. Antle has the right to acquire within sixty (60) days through the exercise of options. Such shares are deemed to be outstanding for the purpose of computing the percentage of class beneficially owned by Mr. Antle, but not for the purpose of computing the percentage of class beneficially owned by any other person.

(5)Includes 750 shares of Common Stock which Mr. Villa has the right to acquire within sixty (60) days through the exercise of options. Such shares are deemed to be outstanding for the purpose of computing the percentage of class beneficially owned by Mr. Villa, but not for the purpose of computing the percentage of class beneficially owned by any other person.

(6)Includes 51,800 shares of Common Stock which current officers and directors (excluding Mr. Garshag) have the right to acquire within sixty
   (60) days through the exercise of options. Such shares are deemed to be outstanding for the purpose of computing the percentage of class beneficially owned by the directors and executive officers as a group, but not for the purpose of computing the percentage of class beneficially owned by any other group.






                         ELECTION OF DIRECTORS

  On April 16, 1990, the Company and certain of its wholly-owned subsidiaries filed voluntary petitions (the "Bankruptcy Petitions") for relief under Chapter 11, Title 11 of the United States Code in the United States Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court"). Certain related partnerships filed similar petitions in the Bankruptcy Court in 1990 and 1991. Under the bankruptcy proceedings, substantially all claims against the Company as of the date of the filing of the Bankruptcy Petitions were stayed while the Company continued operations as a debtor-in-possession.

  A Third Amended Joint Plan of Reorganization dated June 29, 1992 was filed with the Bankruptcy Court. A Second Amended Disclosure Statement with respect to the Third Amended Joint Plan of Reorganization and the exhibits thereto was approved by the Bankruptcy Court on June 29, 1992. On August 12, 1992, the Bankruptcy Court entered an order confirming the Third Amended Joint Plan of Reorganization. The Plan became effective on August 27, 1992 (the "Effective Date"). On October 29, 1992 the Bankruptcy Court approved certain technical modifications to the Third Amended Joint Plan of Reorganization effective as of August 12, 1992. A Fourth Amended Joint Plan of Reorganization dated November 17, 1992 containing those technical modifications was filed with the Bankruptcy Court. (The Third Amended Joint Plan of Reorganization and the Fourth Amended Joint Plan of Reorganization are collectively referred to as the "Plan" or the "Plan of Reorganization".)

  The Plan stipulates how the Board of Directors is to be formed during the six year period beginning on the Effective Date. The Plan provides that during that six year period, the Board of Directors shall consist of (i) the Presidents of Suarez Housing Corporation and Porten Sullivan Corporation, the principal subsidiaries of the Company; (ii) four directors to be appointed by the Creditors Committees; and (iii) three directors to be elected by the stockholders. Four directors were appointed by the Creditors Committees in 1992. Pursuant to the Plan, the terms of office of the three directors elected by the stockholders at the 1994 Annual Meeting expire at the Meeting. The directors who are to be elected by the stockholders at the Meeting will serve a term of three years or until their respective successors are elected and qualified at the following Annual Meeting. The Board of Directors has nominated Peter A. Davis, Philip T. Mercer and Jeffrey D. Prol for reelection as directors of the Company. All nominees have consented to serve if so elected; but, if for any reason any of those persons should not be available or able to serve at the time of the Meeting, the accompanying proxy will be voted for the election of such other person or persons as the Board of Directors may recommend.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ITS NOMINEES FOR DIRECTORS, AND SIGNED PROXIES WHICH ARE RETURNED WILL BE SO VOTED UNLESS A CONTRARY VOTE IS DESIGNATED ON THE PROXY CARD.

  The following table sets forth, as to each nominee for director and for each director continuing in office, such director's name, his age, the year in which he was first elected a director of the Company, his principal occupation during the past five years and certain other directorships, if any, held by him.

Name, Age, Principal Occupation,                                      Served as
      And Other Directorships                                    Director Since
- --------------------------------                                 --------------

Nominees for the Board of Directors
- -----------------------------------

Peter A. Davis (age 58)....................................................1994
Mr. Davis has been a consultant to the Company since November 1992. Mr. Davis was employed by the Company from January 1985 to November 1992 in
various  capacities.   From June 1989 until September 1992  he  served  as
Executive Vice President of the Company and from January 1985 to June 1989 he served as the Chief Financial Officer of the Company. From May 1988 to September 1992 he was a director of the Company. Mr. Davis is a Certified Public Accountant.

Philip T. Mercer (age 49)..................................................1994
Mr. Mercer has for a period of more than five years been the Chief Executive Officer of Thulman Eastern Corporation, a company of which he is
the  sole  stockholder.   Thulman  Eastern  Corporation  is  a multi-state
distributor of specialty products to the residential building industry and is the largest distributor of engineered fireplaces in the United States. Thulman Eastern Corporation is headquartered in Annapolis Junction, Maryland with distributorships located from New Jersey to North Carolina.

Jeffrey D. Prol (age 32)...................................................1994
Mr. Prol is an attorney and has been associated with the law firm of Ravin, Sarasohn, Cook, Baumgarten, Fisch & Baime, P.C. ("Ravin, Sarasohn") of Roseland, New Jersey since 1989. Ravin, Sarasohn served as counsel to the Company in connection with the Bankruptcy Petitions. Mr. Prol was one of the principal attorneys involved in that matter.

DIRECTORS CONTINUING IN OFFICE

Robert J. Suarez (age 46) .................................................1992
Mr. Suarez was appointed Chairman and President of the Company in September 1992. He co-founded Suarez Housing Corporation in 1974. Mr. Suarez has for more than five years served as Chairman and President of Suarez Housing Corporation.

Kenneth W. Carlson (age 61) ...............................................1995
Mr. Carlson became a member of the Board of Directors in May 1995 when he was appointed President of Porten Sullivan Corporation upon the retirement of Ronald I. Garshag. Mr. Carlson has served as President and Chairman of Porten Sullivan Corporation since May 1995. Prior to 1995, and for a period of more than five years, Mr. Carlson was the President and Chief Executive Officer of Diversified Homes, a company in which he was the sole stockholder. Diversified Homes was a diversified integrated homebuilding company which operated in Maryland, Virginia and Florida.

William D. Aiken (age 38) .................................................1992
Mr. Aiken was appointed to the Board of Directors by the Official Creditors Committee in the Reorganization Cases of International American Homes, Inc., Inland Pacific

Communities, Inc., Porten Sullivan Corporation of Florida, Suarez Housing Corporation, Beacon Hill Farm Associates II and Lakeview
Professional  Park  (the  "IAH  Creditors  Committee").   Mr.  Aiken  is
also a director of Suarez Housing Corporation. Mr. Aiken is a Certified Public Accountant engaged in private practice in Lake Worth, Florida since 1992. Prior to 1992, and for a period of more than five years, Mr. Aiken was the Chief Financial Officer of Pope Associates, Tru-Line Industries and ADP Lumber, which were primarily engaged in the businesses of retail building materials and roof and floor truss manufacturing in Southeastern Florida.

Dionel Cotanda (age 57) ...................................................1992
Mr.  Cotanda was appointed to the Board of Directors by the IAH  Creditors
Committee.   Mr. Cotanda is also a director of Suarez Housing Corporation.
Mr. Cotanda has been President, Chief Executive Officer and director of Robbins Engineering, Inc. since its organization in 1990. In addition,
Mr. Cotanda has for a period of more than five years been  Vice  President
and since 1993 been a director of Robbins Manufacturing Company.   Robbins
Engineering, Inc. is a supplier of engineering services, metal plate connectors and software to the metal plate connected wood truss industry. Robbins Manufacturing Company is a supplier of metal plate connected wood
trusses,   lumber   and  related  building  material  products.    Robbins
Engineering, Inc. and Robbins Manufacturing Company are both located in Tampa, Florida.

Robert E. Everett (age 62) ................................................1992
Mr. Everett was appointed to the Board of Directors by the Official Creditors Committee in the Reorganization Cases of Porten Sullivan Corporation and J&S Development Associates (the "Porten Sullivan Creditors
Committee").   Mr.  Everett  is  also   a   director  of  Porten  Sullivan
Corporation. Mr. Everett has for a period of more than five years been Executive Vice President of McCrea Equipment Company, Inc., a heating,
ventilating  and  air   conditioning   contractor   in   the  Metropolitan
Washington, D.C. area.

Brian Gibney (age 43) ........,............................................1992
Mr. Gibney was appointed to the Board of Directors by the  Porten Sullivan
Creditors  Committee.   Mr.  Gibney is also a director of Porten  Sullivan
Corporation. Mr. Gibney is a Certified Public Accountant, and has for a period of more than five years been a shareholder in the public accounting firm of M.D. Oppenheim & Company in Piscataway, New Jersey where he is engaged in commercial auditing and accounting and litigation support practice.


THE BOARD OF DIRECTORS AND ITS COMMITTEES

  In June 1994, the Board of Directors formed an Executive Committee effective as of July 15, 1994. The Executive Committee has the authority to review and approve all land acquisitions by the Company's subsidiaries and all guaranties by the Company of loans to the Company's subsidiaries. Members of the Executive Committee are Mr. Suarez, Mr. Carlson, Mr. Cotanda, Mr. Davis and Mr. Everett.

  On September 13, 1994, the Board of Directors formed an Audit Committee effective as of that date. The Audit Committee reviews the Company's internal controls, accounting policies, financial reporting and the scope and results of the audit engagement. It meets with appropriate Company financial personnel and independent auditors in connection with these reviews. The Committee also recommends to the Board the appointment of the independent auditors. Members of the Audit Committee are Mr. Gibney, Mr. Aiken and Mr. Davis.

  On September 13, 1994, the Board of Directors formed a Compensation Committee effective as of that date. The Compensation Committee makes recommendations to the Board of Directors regarding the amount of and form of compensation awarded to the executive officers of the Company and to other employees of the Company whose annual salaries exceed $75,000 per year. The Compensation Committee also administers the Company's Non-Qualified Stock Option Plan. Members of the Compensation Committee are Mr. Cotanda, Mr. Davis and Mr. Everett.

  On September 13, 1994, the Board of Directors formed a Nominating Committee effective as of that date. The Nominating Committee recommends to the Board of Directors candidates for election as directors and will consider nominations by stockholders submitted in writing to the Chairman of the Board of Directors. Members of the Nominating Committee are Mr. Suarez, Mr. Carlson and Mr. Cotanda.

  On September 13, 1994, the Board of Directors formed a Conflicts of Interest Committee effective as of that date. The Conflicts of Interest Committee approves transactions involving any actual or potential conflict of interest between the Company and any officer, director, employee or agent. Members of the Conflicts of Interest Committee are Mr. Prol, Mr. Mercer and Mr. Gibney.

  Five meetings of the Board of Directors were held during the fiscal year ended March 31, 1995. All of the Directors attended more than 75% of the meetings of the Board of Directors. No committee meetings were held during the fiscal year ended March 31, 1995.


DIRECTOR COMPENSATION

  Directors who are employees of the Company receive no additional remuneration for their services as directors. Non-employee directors -- those directors not entitled to receive any salary from the Company or its subsidiaries -- receive for each Board or committee meeting attended a fee of $1,000 and reasonable
travel and other out-of-pocket expenses incurred.   See "Executive Compensation
- -- Compensation Committee Interlocks and Insider Participation" for information regarding the consulting agreement between the Company and Mr. Peter A. Davis.

                          EXECUTIVE OFFICERS

  Set forth below is certain information concerning the executive officers of the Company who are not directors, including all positions and offices with the Company held by each such person, the person's age, the period during which he served as such, the person's principal occupation and employment during the past five years and the name and principal business of any corporation or other organization in which such occupation and employment was carried on. Such information concerning all other executive officers of the Company (who also are directors of the Company) is set forth in the table above relating to directors of the Company. The term of office of each executive officer of the Company expires in accordance with the Bylaws of the Company.

Robert I. Antle (age 40)
    Robert I. Antle became Vice President and Secretary of the Company in September 1992. In February 1995 he became Executive Vice President and Secretary of the Company. He has for more than five years been employed by Suarez Housing Corporation, and currently serves as Vice President, Secretary and Chief Financial Officer of that company.

Michael P. Villa (age 41)
    Michael P. Villa became Vice President, Treasurer and Chief Financial Officer of the Company in September 1992. Since 1990 he has served as Chief Financial Officer of Porten Sullivan Corporation and he currently serves as Vice President, Treasurer and Secretary of that company. Prior to joining Porten Sullivan Corporation, Mr. Villa served for three years as Vice President and Chief Financial Officer of Miller and Smith Homes, Inc., a residential real estate development company in the Metropolitan Washington, D.C. area.

Pamela A. Perez (age 35)
    Pamela A. Perez became Vice President and Assistant Secretary of the Company in September 1992 and since then has served as Controller of the Company. She has for more than five years been employed by Porten Sullivan Corporation and currently serves as Controller of that company.


  Effective as of May 12, 1995, Ronald I. Garshag retired from all positions he held with the Company. From September 1992 until his retirement, Mr. Garshag was Executive Vice President of the Company. He also served as President and Chairman of Porten Sullivan Corporation from 1989 until his retirement.

  There are no family relationships among the directors and executive officers of the Company.

                        EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table sets forth a summary of annual and long-term compensation paid by the Company during the fiscal years ended March 31, 1995, 1994 and 1993 to the Chief Executive Officer of the Company and to the other executive officers of the Company whose total compensation for the fiscal year ended March 31, 1995 was in excess of $100,000.

 Summary Compensation
       Table (1)
                                                                                             Long-Term
                                                               Annual                      Compensation
                                                            Compensation                       Awards
                                                 --------------------------------------   --------------
                                                                                             Number of
                                                                                            Securities
                                                                                            Underlying
       Name and                                      Salary               Bonus                Stock
  Principal Position              Year                 ($)                 ($)              Options (4)
- ----------------------------     ------           -------------        ----------------   --------------
Robert J. Suarez, (2)                1995             $262,006                   0                     0
Chairman and President               1994              254,687                                         0
                                     1993              250,000                                    50,000

Ronald I. Garshag, (2)(3)            1995             $189,139                   0                     0
Executive Vice                       1994              176,090                                    10,000
President                            1993              165,192                                         0

Robert I. Antle, (2)                 1995             $140,300             $13,000                     0
Executive Vice                       1994              112,548              35,000                     0
President and Secretary              1993               88,894                   0                 2,500

Michael P. Villa, (2)                1995             $102,923                   0                     0
Vice President,                      1994               84,231                                         0
Treasurer and Chief                  1993               68,077                                     2,500
Financial Officer

- -------------------

(1)The columns designated for the reporting of other annual compensation, restricted stock awards, long-term incentive plan payouts and all other compensation have been deleted as no compensation of a type required to be reported under such columns was paid to the named executive officers during the period covered by the table.

(2)Upon the confirmation of the Plan of Reorganization on August 12, 1992, Suarez Housing Corporation and Porten Sullivan Corporation entered into employment agreements with Robert J. Suarez and Ronald I. Garshag, respectively. See "Employment Agreements" below. Subsequently, in September 1992, Mr. Suarez, Mr. Garshag, Mr. Antle and Mr. Villa were appointed to their positions as Chairman and President, as Executive Vice President, as Vice President and Secretary, and as Vice President, Treasurer and Chief Financial Officer of the Company, respectively. Mr. Antle was subsequently elevated to the rank of Executive Vice President. Accordingly, the compensation appearing on the table above represents all compensation received by the named executive officers from Suarez Housing Corporation, in the case of Mr. Suarez and Mr. Antle, and Porten Sullivan Corporation, in the case of Mr. Garshag and Mr. Villa, during the fiscal years ended March 31, 1995, 1994 and 1993. The named executive officers do not receive compensation directly from the Company.

(3)Mr. Garshag retired effective May 12, 1995.

(4)The Company does not grant stock appreciation rights of any kind.

STOCK OPTIONS

  No stock options were granted to any named executive officers during the fiscal year ended March 31, 1995.

  The following table sets forth certain information with respect to the named executive officers concerning the exercise of stock options during the fiscal year ended March 31, 1995 and the value of unexercised stock options held as of March 31, 1995.

Aggregated Option Exercises in the Last Fiscal Year and Year-End Option Values

                                                    Number of Securities          Value of Securities
                  Shares                           Underlying Unexercised       Underlying Unexercised
                 Acquired                                  Options               In-the-Money Options
                    on             Value             at Fiscal Year End         at Fiscal Year End ($)(1)
                 Exercise         Realized    ---------------------------    -----------------------------
Name                (#)             ($)       Exercisable   Unexercisable    Exercisable     Unexercisable
- -------------    --------         --------    -----------   -------------    -----------     -------------
Robert J.               0             $ 0      25,000           25,000         $18,750         $18,750
Suarez
Ronald I.               0               0       1,000            9,000             650           5,850
Garshag
Robert I.               0               0       750              1,750             562           1,313
Antle
Michael P.              0               0       750              1,750             562           1,313
Villa

- ---------------------

(1)The fair market value of the Common Stock at the Company's fiscal year end, March 31, 1995, was $1.25 per share as reported by the National Quotation Bureau. Such reported price reflects inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.




EMPLOYMENT AGREEMENTS

  In accordance with the terms of the Plan, the Company entered into employment agreements with Robert J. Suarez and with Ronald I. Garshag. The employment agreements were approved by the Bankruptcy Court as part of the Plan.

  ROBERT J. SUAREZ. Robert J. Suarez is currently employed by the Company as Chairman and President. He is also employed by Suarez Housing Corporation as
Chairman and President pursuant to an employment agreement that became effective as of the date of confirmation of the Plan, August 12, 1992. The employment agreement originally was to expire on August 12, 1995 and was extended by the Board in June 1995 for three additional years, subject to certain modifications, so that it now expires on August 12, 1998. The employment agreement provides for base compensation during the initial three year term of $250,000 per annum to be adjusted annually in accordance with changes in the Consumer Price Index ("CPI"). At August 12, 1993 the base compensation was adjusted to $257,500 per annum, and at August 12, 1994 the base compensation was adjusted to $264,710 per annum. Mr. Suarez' base compensation will be increased to $290,000 on August 12, 1995 and thereafter will be adjusted annually in accordance with changes in the CPI. The employment agreement can be terminated at any time for cause, without any further payment. If the employment agreement is terminated without cause, Mr. Suarez shall be entitled to additional compensation as follows: (i) if termination occurs after August 12,

1994 but before August 12, 1995, additional compensation shall be equal to twelve months' pay; and (ii) if termination occurs after August 12, 1995, additional compensation shall be equal to six months' pay. The employment agreement, as extended, provides that in the event his employment agreement is not renewed on substantially the same terms and conditions,
the  Company  will  pay   Mr.  Suarez  six  months'  base  compensation in
return for his consulting services during such period. Mr. Suarez agreed, for a number of months (such number of months to coincide with the number of months of termination or non-renewal benefit) after any termination of his employment, not to engage in any business enterprise involving the sale and/or construction of residential housing in direct competition with the Company. Mr. Suarez also agreed, for one year after any termination of his employment, not to induce any employee of the Company to render any services, absent the Company's prior written approval, to or for any person or entity in direct competition with the Company's then existing construction activities.

  RONALD I. GARSHAG.   Ronald  I.  Garshag  was  employed  by  the  Company  as
Executive Vice President until his retirement on May 12, 1995. He was also employed by Porten Sullivan Corporation as Chairman and President pursuant to an employment agreement that became effective as of the date of confirmation of the Plan, August 12, 1992. The employment agreement originally expired on August 12, 1994 and was extended by a Letter Agreement dated May 3, 1994 for one additional year so that it would expire on August 12, 1995. The employment agreement provides for base compensation of $175,000 per annum to be adjusted annually in accordance with changes in the CPI. At August 12, 1993 the base compensation was adjusted to $180,250 per annum, and at August 12, 1994 the base compensation was adjusted to $183,314. Mr. Garshag continues to receive the compensation stipulated by the employment agreement from the date of his retirement until its expiration on August 12, 1995 (approximately $46,000). Prior to Mr. Garshag's retirement, the Company had elected not to renew Mr. Garshag's employment agreement and therefore the Company is obligated by the terms of that agreement to pay Mr. Garshag six months' base compensation (approximately $92,000), in return for his consulting services during such period. Mr. Garshag is subject to provisions in the agreement which state that for six months after termination of his employment, he may not engage in any business enterprise involving the sale and/or construction of residential housing in direct competition with the Company. Mr. Garshag's employment agreement further provides that for one year after termination of his employment, he may not induce any employee of the Company to render any services, absent the Company's prior written approval, to or for any person or entity in direct competition with the Company's then existing construction activities.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Although the Board of Directors of the Company appointed a Compensation Committee on September 13, 1994 (the members of which are Mr. Cotanda, Mr. Davis and Mr. Everett), the compensation received by the executive officers of the Company during the fiscal year ended March 31, 1995 was determined prior to the formation of the Compensation Committee and was instead approved by the members of the entire Board of Directors. Two such members were Robert J. Suarez, Chairman and President of the Company, and Ronald I. Garshag, who served as Executive Vice President of the Company until his retirement on May 12, 1995. See "Summary Compensation Table" and "Employment Agreements" above for a discussion of Mr. Suarez' and Mr. Garshag's compensation.

  Effective January 1993, Mr. Suarez agreed to personally guarantee certain bank loans for Suarez Housing Corporation. At March 31, 1995, the maximum aggregate principal amount of loans that could be guaranteed was $19,250,000, and the outstanding aggregate principal amount of those loans at March 31, 1995 guaranteed was $6,358,000. The Company has agreed to indemnify Mr. Suarez in the event that this personal guarantee is called upon, and to the extent that Mr. Suarez makes any payments on account of the  guarantees, he will succeed to the secured interests of the party to whom the payment is made. The Board of Directors has granted additional compensation to Mr. Suarez in consideration for his
personal  guarantees.   The  additional  compensation  is  equal to one
percent (1%) per annum of the maximum aggregate principal amount of loans that could be guaranteed. Mr. Suarez has voluntarily limited such compensation to $80,000 per year. During the fiscal year ended March 31, 1995, the Company paid $80,000 to Mr. Suarez in consideration for his personal guarantees.

  During the fiscal year ended March 31, 1995, Suarez Housing Corporation paid $470,000 for twenty finished building lots that it purchased from a partnership in which Mr. Suarez is a one-third partner and in which the brother of Mr. Suarez is a one-third partner. Such purchase was in the normal course of business and was at a price based on an independent appraisal.

  Mr. Dionel Cotanda, a member of the Board of Directors, is President, Chief Executive Officer and Director of Robbins Engineering, Inc. and Vice President and Director of Robbins Manufacturing Company. During the year ended March 31, 1995, Robbins Engineering, Inc. and Robbins Manufacturing Company sold engineering services, metal plate connected wood trusses, lumber and related building material products in the amount of approximately $3,367,000 to Suarez Housing Corporation. Robbins Manufacturing Company is a creditor of Suarez Housing Corporation under the Chapter 11 filing and is subject to the terms of settlement under the Plan of Reorganization. In addition, an employee of Robbins Manufacturing Company is the Chairperson of the IAH Creditors Committee. The IAH Creditors Committee's primary remaining function is to oversee the terms of settlement under the Plan.

  Mr. Robert E. Everett, a member of the Board of Directors, is Executive Vice President of McCrea Equipment Company, Inc. During the year ended March 31, 1995, McCrea Equipment Company sold heating, ventilating and air conditioning systems in the amount of approximately $441,000 to Porten Sullivan Corporation. McCrea Equipment Company, Inc. is a creditor of Porten Sullivan Corporation under the Chapter 11 filing and is subject to the terms of settlement under the Plan of Reorganization. Mr. Everett is a member of the Porten Sullivan Creditors Committee. The Porten Sullivan Creditors Committee's primary remaining function is to oversee the terms of settlement under the Plan.

  Mr. Philip T. Mercer, a member of the Board of Directors and a nominee for director, is the sole stockholder and Chief Executive Officer of Thulman Eastern Corporation. During the year ended March 31, 1995, Thulman Eastern Corporation sold engineered fireplaces and related products and services in the amount of approximately $175,000 to Porten Sullivan Corporation. Thulman
Eastern Corporation is a creditor of Porten Sullivan Corporation under the Chapter 11 filing, and is subject to the terms of settlement under the Plan of Reorganization.

  Mr. Peter A. Davis, a member of the Board of Directors and a nominee for director, has served as a consultant to the Company since November 1992. The Company entered into a one year consulting agreement with Mr. Davis commencing November 1, 1992. This agreement was subsequently renewed under similar terms and conditions for two additional one year terms which expire on November 1, 1995. The agreement provides for Mr. Davis to assist the Company in a broad range of areas. Mr. Davis receives compensation at the rate of $1,000 per day, with a minimum of $25,000 per year. During the fiscal year ended March 31, 1995, the Company paid $29,000 to Mr. Davis for his consulting services.

            CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  For information relating to transactions with the directors and executive officers of the Company, see "Executive Compensation -- Compensation Committee Interlocks and Insider Participation" above.


                BOARD REPORT ON EXECUTIVE COMPENSATION

GENERAL

  The Board of Directors formed a Compensation Committee on September 13, 1994. Prior to that date the entire Board of Directors administered the Company's executive compensation program, including determination of salaries, bonuses and stock option grants. All compensation received by the executive officers of the Company during fiscal year 1995 was determined by the Board of Directors prior to the formation of the Compensation Committee or was approved by the Bankruptcy Court. The Company's executive compensation program is intended to attract, retain and motivate highly qualified executives for the Company and to create an incentive to increase stockholder value. This policy is implemented through the payment of salaries and bonuses and the granting of stock options.


COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

  In accordance with the terms of the Plan, on August 12, 1992 Suarez Housing Corporation entered into an employment agreement with Robert J. Suarez pursuant to which he serves as Chairman and President of Suarez Housing Corporation. See "Executive Compensation -- Employment Agreements" above. Having been approved by the Bankruptcy Court, this employment agreement governs the terms of Mr. Suarez' employment including his compensation and covers the period from August 12, 1992 through August 12, 1995. Accordingly, the Board of Directors has not been required to make any decision regarding the compensation of Mr. Suarez, and therefore, the performance of the Company and the market value of the Company's stock were not factors considered in setting the compensation of Mr. Suarez during such period. The increase in the compensation of Mr. Suarez from $250,000 in 1993 to $254,687 in 1994 and $262,006 in 1995 was pursuant to the terms of his employment agreement. All of Mr. Suarez' compensation is received from Suarez Housing Corporation. He does not receive any compensation directly from the Company.


COMPENSATION OF OTHER EXECUTIVE OFFICERS

  The Board of Directors has made several decisions regarding the compensation of the Company's other executive officers. In those instances Mr. Suarez, the Chairman and President, and Mr. Garshag, the former Executive Vice President, made recommendations to the Board of Directors as to the amount of the proposed remuneration of the Company's other executive officers. Factors considered by the Chairman and President and the Executive Vice President with respect to each component of compensation were subjective, such as their perception of the Company's and the individual's performance and any changes or planned changes in functional
responsibility.   The market value of the Company's stock was not a factor
considered in setting executive officer compensation.


Members of the Board of Directors

Robert J. Suarez, Chairman     Kenneth W. Carlson          William D. Aiken
Dionel Cotanda                 Peter A. Davis              Robert E. Everett
Brian Gibney                   Philip T. Mercer            Jeffrey D. Prol

                        STOCK PERFORMANCE GRAPH

  The following graph compares, on a cumulative basis, the yearly percentage change during the five years ended March 31, 1995 in (i) the total stockholder return on Common Stock of the Company with (ii) the total return on the Standard & Poor's 500 Index and with (iii) the total return on the Standard & Poor's Homebuilding Group Index. Such yearly percentage change has been measured by dividing (i) the sum of (a) the amount of dividends for the measurement periods, assuming dividend reinvestment, and (b) the price per share at the end of the measurement period less the price per share at the beginning of the measurement period, by (ii) the price per share at the beginning of the measurement period. The price of each unit has been set at $100 on March 31, 1990 for preparation of the graph.


- ---------------------------------------------------------------------------
                       TOTAL RETURN TO STOCKHOLDERS







                                     GRAPH









- ---------------------------------------------------------------------------




                                     March       March       March     August 12,     August        March       March       March
                                     1990        1991        1992         1992       12, 1992       1993        1994        1995
International American Homes, Inc.   100          27.33       13.67       38.67       100            41.35      158.64      104.37
S&P 500 Index                        100         114.41      127.05      132.52       100           110.43      112.06      129.50
S&P Homebuilding Index               100         107.94      162.56      145.78       100           123.41      129.46       97.33


  The first period shown on the graph (left of the double vertical bar) is from March 31, 1990 to August 12, 1992 and includes the shares of Common Stock that were outstanding and traded prior to the date of confirmation of the Company's Plan of Reorganization. Pursuant to the provisions of the Plan of
Reorganization, 2,043,296 shares of Common Stock were to be issued to creditors. 1,931,033 of those shares were issued on June 10, 1994. The remaining 112,263 shares will be distributed to creditors once certain remaining disputed bankruptcy claims are resolved.

  The second period shown on the graph (right of the double vertical bar) is from August 12, 1992 to March 31, 1995 and includes 2,724,395 shares of Common Stock. This number of shares includes the 112,263 shares which remain to be distributed to creditors.

                                 PROPOSAL ONE

                           APPROVAL OF AMENDMENTS TO
              THE AMENDED AND RESTATED INTERNATIONAL HOMES, INC.
                        NON-QUALIFIED STOCK OPTION PLAN

  The Board of Directors recommends that stockholders consider and approve a proposal to amend the Company's Amended and Restated Non-Qualified Stock Option Plan (the "Employee Stock Option Plan"), which was originally adopted by the Board on June 19, 1987 and approved by the stockholders of the Company on October 13, 1987, and amended and restated as to matters not subject to shareholder vote by approval of the Board on June 30, 1994. These proposed amendments to the Employee Stock Option Plan were approved by the Board on June 22, 1995. The Employee Stock Option Plan currently provides for the grant of "non-qualified" options to purchase shares of Common Stock to select key employees and outside directors of the Company and its subsidiaries.

  The proposed amendments (collectively, the "Proposed Amendment") effect the following changes to the Employee Stock Option Plan: (i) increase the number of shares of Common Stock reserved for issuance thereunder from 60,000 (determined after taking into account the Stock Split) to 150,000; (ii) clarify the language describing the vesting schedule for options granted under the Employee Stock Option Plan; (iii) provide that outside directors will no longer be eligible to receive options under this plan if a stock option plan for non-employee directors is approved by the stockholders and becomes effective;
(iv) entitle the Company to require as a condition to delivery of shares of Common Stock upon exercise of an option that the option holder remit an amount sufficient to satisfy all federal, state and local withholding tax requirements relating thereto; and (v) extend the term of the plan to June 22, 2005.


SUMMARY OF THE EMPLOYEE STOCK OPTION PLAN AND PROPOSED AMENDMENT

  The following is a summary of the terms of the Employee Stock Option Plan and the Proposed Amendment. The full text of the Amended and Restated Non-Qualified Stock Option Plan (as amended by the Proposed Amendment) is attached as Annex A to this Proxy Statement. This summary is qualified by reference to the Amended and Restated Non-Qualified Stock Option Plan, which stockholders are urged to read in its entirety.

  The purpose of the Employee Stock Option Plan is to promote the growth and prosperity of the Company by providing the means to attract and retain the best available personnel for key positions and to provide its key employees with a proprietary interest in and an incentive to contribute to the Company.

  The Employee Stock Option Plan is administered by the Compensation Committee (the "Committee"), consisting of at least two directors. The administration of the Employee Stock Option Plan is intended to conform with the requirements, and the composition of the Committee is intended to satisfy, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee, consisting of Mr. Cotanda, Mr. Davis and Mr. Everett, currently serves this function. The Committee has full authority to select among the eligible individuals to whom options may be granted, the number of shares subject to each option and the terms of such options, and to interpret the Employee Stock Option Plan.

  The Committee may grant options to such executives and managers (approximately ten (10) persons at July 14, 1995) as it may designate from time to time. The Proposed Amendment provides that outside directors (seven (7) persons at July 14, 1995) will no longer be eligible to receive options under the Employee Stock Option Plan if a stock option plan for non-employee directors of the Company is approved by the stockholders of the Company and becomes effective.

  The Proposed Amendment seeks to increase the number of shares of Common Stock reserved for issuance under the Employee Stock Option Plan from 60,000 to 150,000. 21,000 of the shares of Common Stock reserved for issuance under the Employee Stock Option Plan are currently subject to options granted under the Plan. The Board has determined that the number of shares reserved should be increased to 150,000 to offer the Committee the flexibility to grant an appropriate number of options in future years to enable the Company to retain the services of, and motivate, key employees and to attract new personnel as needed.

  Options granted under the Employee Stock Option Plan are evidenced by stock option agreements which state the number of shares subject to the option, any limitations with respect to the number of shares covered by the option and any limitations with respect to the number of shares which may be purchased during various periods under the option. The exercise price for each option is determined by the Committee at the time the option is granted, but in no event may the exercise price be less than the Fair Market Value (as defined in the Employee Stock Option Plan) of the Common Stock on the date of grant. Shares of Common Stock subject to any option which expires, is cancelled or is otherwise terminated become available for new grant under the Employee Stock Option Plan.

  The current language in the Employee Stock Option Plan which describes the vesting schedule of options granted thereunder is ambiguous and requires clarification to permit the Company and option holders to understand their respective rights under the Employee Stock Option Plan and to enable the Committee to better administer this Plan. The Proposed Amendment clarifies this provision to provide that, unless the option agreement specifies otherwise, (i) no option granted under the Employee Stock Option Plan may be exercised prior to the first anniversary of the date of grant, (ii) each option becomes cumulatively exercisable with respect to an additional 20% of the shares subject thereto on each of the first, second, third and fourth anniversaries of the date of grant, and (iii) each option becomes fully exercisable on the fifth anniversary of the date of grant and remains fully exercisable through the day prior to the tenth anniversary of the date of grant, after which such option terminates and ceases to be exercisable. This amendment does not effect a substantive change in the vesting schedule provided in the Employee Stock Option Plan and reflects the Company's intent that varying vesting schedules may be set forth in individual option agreements.

  If an option holder ceases to be employed by the Company, such option holder has 90 days in which to exercise his vested options. In the event of an option holder's death, retirement or "disability" (as defined in the Employee Stock Option Plan), such option holder's options may be exercised in full within one year from the date of death, retirement or disability, unless the option expires sooner according to its own terms. Options are not transferable except by will, by the laws of descent or distribution or pursuant to a qualified domestic relations order.

  An option holder may exercise an option by giving written notice thereof to the Company, whereupon the option holder must pay the full exercise price in cash (including a certified, bank cashier's or teller's check). The Proposed Amendment provides that the Company shall be entitled to require as a condition to delivery of shares that the option holder pay such amount as is sufficient to pay all federal, state and local withholding tax requirements relating thereto, which amount may be paid in shares of Common Stock in the discretion of the Committee. To the extent that the Company is subject to withholding tax liabilities in connection with the issuance of shares of Common Stock under the Employee Stock Option Plan, this provision will entitle the Company to require the option holder to provide funds sufficient to comply with such withholding tax requirements.

  The Proposed Amendment extends the term of the Employee Stock Option Plan to June 22, 2005 from its original termination date of June 19, 1997, so that this plan will be coterminous with the proposed Non-Employee Directors Stock Option Plan (see "Proposal Two" below). After June 22, 2005, no further options may be granted, although options previously granted will remain outstanding in accordance with their terms. The Board of Directors may at any time suspend or terminate the Plan; PROVIDED that no such action may, without the consent of any option holder, materially and adversely affect such option holder's rights under the applicable option agreement.

  Options are subject to adjustment to protect against dilution in certain events, including stock splits or stock dividends. In the event of a dissolution, liquidation or sale of a substantial portion of the assets of the Company, or of a merger or consolidation in which stockholders are to receive cash, securities or other consideration, the Committee may in its full discretion terminate all outstanding options on seven (7) days' notice or make such other adjustment as it deems appropriate.


OPTION AWARDS

  At July 14, 1995, the following options had been granted under the Employee Stock Option Plan:

                                Number of Securities
                                 Underlying Options         Exercise              Expiration
       Name and Position               Granted                Price                 Date
       -----------------        --------------------   ---------------      -------------------
Ronald I. Garshag (1)                       10,000            $0.60                 5/12/96
Executive Vice President

Michael P. Villa                             2,500            $0.50                  2/9/98
Vice President, Treasurer
  and Chief Financial Officer

Robert I. Antle                              2,500            $0.50                  2/9/98
Executive Vice President
   and Secretary

All current executive officers               6,000            $0.50                  2/9/98
as a group
(3 persons)(2)

All other employees as a group               5,000            $0.50                  2/9/98
(3 persons)(2)

*---------------------

(1)Mr. Garshag retired on May 12, 1995, which caused his options under the Employee Stock Option Plan, originally to expire on February 9, 1998, to be scheduled to expire on May 12, 1996.

(2)Excludes Mr. Garshag.

  See "Federal Income Tax Consequences of the Employee Stock Option Plan and the Directors Stock Option Plan" below for a discussion of the federal tax consequences of the Employee Stock Option Plan.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL ONE, AND SIGNED PROXIES WHICH ARE RETURNED WILL BE SO VOTED UNLESS A CONTRARY VOTE IS DESIGNATED ON THE PROXY CARD.


                                 PROPOSAL TWO

                    APPROVAL OF THE INTERNATIONAL AMERICAN
           HOMES, INC. 1995 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

  The Board of Directors recommends that the stockholders consider and approve a Non-Employee Directors Stock Option Plan (the "Directors Stock Option Plan") for the Company, which was approved by the Board of Directors on June 22, 1995.


SUMMARY OF THE DIRECTORS STOCK OPTION PLAN

  The following is a summary of the Directors Stock Option Plan, the full text of which is attached as Annex B to this Proxy Statement. This summary is qualified by reference to the Directors Stock Option Plan, which stockholders are urged to read in its entirety.

  The purpose of the Directors Stock Option Plan is to provide an incentive to non-employee directors of the Company to join and remain in the service of the Company, maintain and enhance the long-term performance and profitability of the Company and acquire or increase their financial interests in the success of the Company.

  Each member of the Board of Directors of the Company who is not also an employee of the Company or of any of its subsidiaries or affiliates, and who has either been elected twice as a member of the Board or served at least one full year of a multi-year term (each, a "Participant"), will be granted options automatically under the Directors Stock Option Plan. As of July 14, 1995, four individuals were eligible to receive options under the Directors Stock Option Plan, subject to stockholder approval of the Plan. The Board's three nominees for directors will become Participants under the Directors Stock Option Plan if they are reelected at the Meeting.

  The Directors Stock Option Plan is designed to be a so-called "formula plan" for purposes of complying with certain requirements of Rule 16b-3 under the Exchange Act. Under the Directors Stock Option Plan, options to purchase up to 70,000 shares of Common Stock may be granted. Shares of Common Stock that are subject to options that expire or are terminated without exercise are available for future grant. On the date the Plan was adopted by the Board (the "Effective Date"), each Participant as of such date (four persons) was automatically granted an option to purchase 5,000 shares of Common Stock, subject to stockholder approval of the Plan. Any person who becomes a Participant after the Effective Date will automatically be granted an option to purchase 5,000 shares of Common Stock on the date he becomes a Participant.

  Each option grant to a Participant  is  exercisable  as  follows:   (i) on or
after the first anniversary of the grant, the option is exercisable to purchase up to an aggregate of 1,666 shares; (ii) on or after the second anniversary of the grant, the option is exercisable to purchase up to an aggregate of 3,333 shares; and (iii) on or after the third anniversary of the grant, the option is exercisable to purchase up to an aggregate of 5,000 shares; PROVIDED, HOWEVER, that no option granted will become exercisable unless and until the Directors Stock Option Plan is approved
by the Company's  stockholders.   Each  option expires on the fifth anniversary
of  the date on which such option is granted.  If  a  Participant  ceases  to
serve  as  a  director   of  the  Company,  the Participant's  vested options
are exercisable for seven (7) months thereafter unless such options otherwise expire in accordance with their own terms. In the event of the death of a Participant during his period of service as a director or within seven (7) months following the date on which he ceased to serve as a director, the Participant's vested options remain exercisable by his executor or heir for a period of seven (7) months after the Participant's death.
Options are not transferable except by will or by the laws of descent or distribution.

  The exercise price of options granted under the Directors Stock Option Plan equals the Fair Market Value (as defined in the Directors Stock Option Plan) of the underlying shares of Common Stock on the date of grant. An option holder may exercise an option by giving written notice thereof to the Company. Upon delivery of such notice, the option holder must pay the full exercise price, plus applicable federal, state or local withholding taxes, by check payable to the Company or, only with the consent of the Board, by tender of other freely transferable shares of Common Stock or a combination of the foregoing.

  In the event of any change in the shares of outstanding Common Stock of the Company by reason of any merger, reorganization, recapitalization, consolidation, sale or other distribution of substantially all of the assets of the Company, any stock dividend, split, spin-off, split-off, distribution of cash, securities or other property by the Company, or other change in the Company's corporate structure affecting the Common Stock, the Board will make an appropriate and proportionate adjustment or substitution to prevent dilution or enlargement of the benefits or potential benefits intended under the Plan. In the event of a merger or consolidation or sale of all or substantially all of the assets of the Company in which shares of Common Stock are exchanged for other consideration or in the event of a liquidation of the Company, all or any outstanding options will become exercisable in full immediately prior to the event.

  Any issues that arise regarding the administration of the Directors Stock Option Plan will be resolved by the Board. The Board may suspend or terminate the Plan at any time. Subject to any approval of the stockholders of the Company which may be required by law (including Rule 16b-3 of the Exchange
Act), the Board may amend the Directors Stock Option Plan at any time; PROVIDED that the provisions with respect to eligibility for participation or the amount, timing or duration of options granted may not be amended more frequently than once in any six-month period except to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder; and PROVIDED, FURTHER, that the number of shares of Common Stock subject to the Directors Stock Option Plan may not be increased without stockholder approval.

  Unless terminated earlier, the Directors Stock Option Plan will terminate on the tenth anniversary of the Effective Date, and no additional options may be granted thereafter.

PLAN BENEFITS

  Upon the adoption of the Directors Stock Option Plan by the Board, options to purchase an aggregate of 20,000 shares of Common Stock were granted thereunder to the following current directors, subject to stockholder approval of the
Plan:


                                Number of Securities
                                 Underlying Options         Exercise              Expiration
       Name and Position               Granted                Price                  Date
       -----------------        --------------------        ---------             ----------
William D. Aiken                             5,000           $1.8125                6/22/00
Director

Dionel Cotanda                               5,000           $1.8125                6/22/00
Director

Robert E. Everett                            5,000           $1.8125                6/22/00
Director

Brian Gibney                                 5,000           $1.8125                6/22/00
Director

All current directors who are               20,000           $1.8125                6/22/00
not executive officers as a
group




  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL TWO, AND SIGNED PROXIES WHICH ARE RETURNED WILL BE SO VOTED UNLESS A CONTRARY VOTE IS DESIGNATED ON THE PROXY CARD.


FEDERAL INCOME TAX CONSEQUENCES OF THE EMPLOYEE
STOCK OPTION PLAN AND THE DIRECTORS STOCK OPTION PLAN

  The following summary generally describes the principal federal (but not state or local) income tax consequences of options granted under the Employee Stock Option Plan and the Directors Stock Option Plan (collectively, the "Stock Option Plans"). It is general in nature and is not intended to cover all tax consequences that may apply to a particular optionee or the Company. The provisions of the Code and the regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances. This discussion is based on the Code as currently in effect.

  The Stock Option Plans are not intended to be qualified under Section 401(a) of the Code. Generally no income will be recognized at the time the option is granted. However, on exercise of a non-qualified stock option, the amount by which the fair market value of the shares of the Common Stock on the date of exercise exceeds the purchase price of such shares will be taxable to the participant as ordinary income and will be deductible for tax purposes by the Company or its affiliates in the year in which the participant recognizes income. Special rules may apply in the case of option holders who are reporting persons under Section 16(b) of the Exchange Act.

  The disposition of shares acquired upon exercise of a non-qualified stock option generally will result in long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the non-qualified stock option. If an option granted under the Directors Stock Option Plan is exercised through the use of Common Stock previously owned by an option holder, such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such previously owned shares upon such exercise. The amount of any built-in gain on the previously owned shares generally will not be recognized until the new shares acquired on the option exercise are disposed of in a sale or other taxable transaction.


                            PROPOSAL THREE

                  APPOINTMENT OF INDEPENDENT AUDITORS

  At the Meeting, the Board of Directors of the Company will recommend stockholder approval of Arthur Andersen LLP as auditors of the financial statements of the Company and its consolidated subsidiaries for the fiscal year ending March 31, 1996. Although not required to do so, the Board of Directors is submitting the appointment of Arthur Andersen LLP for approval at the Meeting. Arthur Andersen LLP has audited the Company's financial statements since 1989. Representatives of Arthur Andersen LLP are expected to be present at the Meeting to respond to stockholders' questions and to make a statement if they so desire.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL THREE, AND SIGNED PROXIES WHICH ARE RETURNED WILL BE SO VOTED UNLESS A CONTRARY VOTE IS DESIGNATED ON THE PROXY CARD.


                         STOCKHOLDER PROPOSALS

  From time to time, stockholders present proposals which may be proper subjects for inclusion in the Proxy Statement and for consideration at the Annual Meeting of Stockholders. Proposals of stockholders of the Company intended to be presented at the Annual Meeting of Stockholders of the Company in 1996 must be received by the Secretary of the Company at 6001 Montrose Road, Suite 910, Rockville, Maryland 20852 not later than April 6, 1996 and must otherwise comply with the rules of the Securities and Exchange Commission to be eligible for inclusion in the Proxy Statement and proxy for the Annual Meeting in 1996. If the date of such meeting is changed by more than thirty (30) days from its currently contemplated date, proposals must be received a reasonable time before solicitation of proxies for such meeting is made.


                 COMPLIANCE WITH SECTION 16(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than ten percent of the Company's Common Stock (the "Reporting Persons"), to file reports of ownership and changes in ownership of such securities with the Securities and Exchange

Commission. Officers, directors and greater than ten percent beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock.

  Based solely upon review of the copies of the forms furnished to the Company, or written representations from certain Reporting Persons, the Company believes that during the fiscal year ended March 31, 1995 all filings required to be made by Reporting Persons were made on a timely basis.



                             OTHER MATTERS

VOTING PROCEDURES

  The votes of stockholders present in person or represented by proxy at the Meeting will be tabulated by an inspector of election appointed by the Company. The inspector's duties include determining the number of shares represented at the Meeting, counting all votes and ballots and certifying the determination of the number of shares represented and the outcome of the balloting.

  The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes which all stockholders are entitled to cast, shall constitute a quorum. Assuming a quorum is present, directors will be elected by the holders of a plurality of the shares of Common Stock present in person or by proxy and entitled to vote at the Meeting. The affirmative vote of the holders of a majority of the issued and outstanding Common Stock is required for the approval of Proposal One. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting is required for the approval of Proposals Two and Three.

  Abstentions will have no effect on the outcome of the vote for the election of directors, but will have the practical effect of voting against the proposals. Votes withheld by brokers in the absence of instructions from street name holders will not affect the election of directors or the approval of Proposals Two and Three since the shares held by such street name holders are not considered present for voting purposes, but will have the practical effect of voting against Proposal One.


OTHER PROPOSALS

  As of the date of this Proxy Statement, the Company does not know of any other business to come before the Meeting other than as set forth in the Notice of Annual Meeting of Stockholders. However, if any other business should properly come before the Meeting, proxies will be voted with respect thereto in accordance with the discretion of the proxy holders.


COST OF SOLICITATION

  The cost of preparing, assembling and mailing this proxy soliciting material and Notice of Annual Meeting of Stockholders will be paid by the Company. The Company will retain Georgeson & Company Inc., a professional soliciting organization, to assist in soliciting proxies for a fixed fee of $1,000 plus an additional fee based on the number of telephone calls made plus reimbursement of reasonable out-of-pocket expenses. Solicitation by mail, telephone, facsimile or personal solicitation may also be done by directors, executive officers or regular employees of the Company and its subsidiaries, for which they will receive no additional compensation. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of the Company's stock as of the record date will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the Company for their reasonable expenses.


THE COMPANY'S ANNUAL REPORT ON FORM 10-K

  The Company's most recent annual report on Form 10-K, as amended, including the financial statements and schedules thereto, which the Company has filed with the Securities and Exchange Commission, is being mailed to all stockholders of record together with the Proxy Statement.

  Additional copies of the Form 10-K will be provided without charge upon the written request of any stockholder. Such requests may be sent to Michael P. Villa, Vice President, Treasurer and Chief Financial Officer, International American Homes, Inc., 6001 Montrose Road, Suite 910, Rockville, Maryland 20852.


INCORPORATION BY REFERENCE

  To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, the sections of the Proxy Statement entitled "Board Report on Executive Compensation" and "Stock
Performance Graph" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

August 4, 1995

                By Order of the Board of Directors


                /s/ Michael P. Villa
                ---------------------------
                Michael P. Villa
                Vice President, Treasurer and Chief Financial Officer






  STOCKHOLDERS WHO DESIRE TO HAVE THEIR STOCK VOTED AT THE MEETING ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. STOCKHOLDERS MAY REVOKE THEIR PROXIES AT ANY TIME PRIOR TO THE MEETING AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY REVOKE THEIR PROXIES AND VOTE, IF THEY SO DESIRE, IN PERSON.

                             Page A-1

                                                                 ANNEX A


                           AMENDED AND RESTATED
                     INTERNATIONAL AMERICAN HOMES, INC.
                      NON-QUALIFIED STOCK OPTION PLAN



1.   PURPOSE OF THE PLAN

          The purpose of the International American Homes, Inc. Non-Qualified Stock Option Plan (hereinafter called the "Plan") is to promote the growth and prosperity of International American Homes, Inc., through grants of options to purchase shares of its common stock, to attract and retain the best available personnel for key positions of substantial responsibility and to provide its key employees with a proprietary interest in International American Homes, Inc. and an additional incentive to contribute to the success of International American Homes, Inc. and any parent or subsidiary corporation, including any subsidiary corporation hereafter acquired or organized.

2.  DEFINITIONS

          For purposes of the Plan the following terms shall have the meanings set forth below:

          (a) "Board" shall mean the Board of Directors of International American Homes, Inc.

          (b) "Common Stock" shall mean the common stock of International American Homes, Inc., having a par value of $.01 per share.

          (c) "Company" shall mean International American Homes, Inc. and any parent or subsidiary corporation of International American Homes, Inc., as defined in Sections 424(e) and (f) of the Internal Revenue Code of 1986, as amended. (All Section references hereafter shall be to the Internal Revenue Code.)

          (d) "Fair Market Value" shall mean, with respect to the date an Option is granted or exercised, the closing price of the Common Stock on the principal established domestic securities exchange, if any, on which the Common Stock is listed, or if not listed, as determined by the Committee.

          (e) "Option" shall mean a stock option which is granted pursuant to this Plan.

          (f) "Optionee" shall mean an eligible employee of the Company who has been granted one or more Options.

                             Page A-2


3.   ADMINISTRATION

         (a) The Plan shall be administered by the Compensation Committee (the "Committee") appointed by the Board, which shall consist of at least two (2) directors, provided, that if the Company is subject to Rule 16b-3 of the Securities Exchange Act of 1934, as amended from time to time or any successor rule thereto (the "Act") each director appointed to the Committee shall be a "disinterested person" within the meaning of the Act. For purposes of the Act, a "disinterested person" generally means a director who is not during the one year prior to service as an administrator of the Plan, or during such service, granted Options hereunder or under any other plan of the Company or any of its affiliates, within the meaning of Rule 16b-3 of the Act.

          (b) The Committee shall have sole authority, in its absolute discretion, to determine which of the eligible employees of the Company shall be granted Options hereunder, the time or times at which such Options shall be granted, the terms of such Options and the number of shares to be optioned. Subject to the provisions in the preceding sentence, the Committee shall in addition have the sole authority to construe and interpret the Plan and to do everything necessary or appropriate to administer the Plan, and all decisions, determinations and interpretations of the Committee shall be binding and conclusive on all Optionees and on their legal representatives and beneficiaries.

         (c) All actions of the Committee shall be taken by a majority vote of its members. The Committee may appoint a secretary to keep minutes of its meetings and shall make such rules and regulations for their conduct as it shall deem advisable.

         (d) All expenses of administering the Plan shall be borne by the Company.

         (e) Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, resolve to administer the Plan. In such event, the term "Committee" shall be deemed to mean the Board. If the Board administers the Plan, each member of the Board must be a "disinterested person" as described above to comply with Rule 16b-3 of the Act.


4.   SHARES OF STOCK SUBJECT TO THE PLAN

           There will be reserved for use upon the exercise of Options to be granted under this Plan (subject to the provisions of Section 8 of this Plan), an aggregate of 150,000 shares of Common Stock (determined after taking into account the 1-for-10 reverse stock split of the Common Stock in 1995), which shares may be in whole or in part, as the Board shall from time to time determine, authorized but unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Company. Any shares subject to an Option under the Plan which Option for any reason expires or is terminated unexercised as to such shares, may again become subject to an Option under the Plan.


5.   ELIGIBILITY

         The Committee may grant Options to such key executives, managers and outside directors of the Company as it may from time to time designate; PROVIDED, HOWEVER, that outside directors shall no longer be eligible to receive Options under this Plan if the stockholders of the Company shall have approved a stock option plan for non-employee directors of the Company and such plan becomes effective.

                             Page A-3


6.   OPTION PRICE

         The purchase price under each Option issued shall be determined by the Committee for each specific Option at the time the Option is granted, but in no event shall such purchase price be less than 100% of the Fair Market Value of the Common Stock on the date of grant.


7.   TERMS AND CONDITIONS OF STOCK OPTION AGREEMENTS

         Options granted pursuant to the Plan shall be evidenced by agreements (hereinafter called "Non-Qualified Stock Option Agreements") in such form as the Committee shall, from time to time, approve. References herein to the Non-Qualified Stock Option Agreements shall include, to the extent applicable, any agreements amending the Non-Qualified Stock Option Agreements. Each Non-Qualified Stock Option Agreement shall comply with and be subject to the following terms and conditions:

           (a) NUMBER OF SHARES. Each Non-Qualified Stock Option Agreement shall state the total number of shares which are subject to the Option granted and any limitation with respect to the number of shares covered by the Option granted and any limitation with respect to the number of shares covered by the Option which may be purchased during various periods of time within the term of the Option.

         (b) OPTION EXERCISE. Unless the applicable plan agreement otherwise specifies: (1) no Option shall be exercisable prior to the first anniversary of the date of grant, (2) each Option granted under the Plan shall become cumulatively exercisable with respect to an additional 20% of the shares of Common Stock subject thereto, rounded down to the next lower full share, on each of the first, second, third and fourth anniversary of the date of grant,
(3) each Option shall become 100% exercisable on the fifth anniversary of the date of grant, and (4) each Option shall remain 100% exercisable through the day prior to the tenth anniversary of the date of grant, after which such Option shall terminate and cease to be exercisable.

           (c) DATE OF EXERCISE. Each Non-Qualified Stock Option Agreement shall state that the Option granted therein may not be exercised in whole or in part for any period or periods of time specified in such Agreement or otherwise as specified by the Committee. Except as so specified, any Option may be exercised in whole at any time or in part from time to time during its term.
An Option shall be exercised when written notice has been given to the Chief Financial Officer of the Company at its principal executive office by the person entitled to exercise the Option and full payment for the shares with respect to which the Option is exercised has been received by the Company.

         (d) TERM OF OPTIONS. Each Option shall expire not more than ten (10) years from the date the Option is granted. All rights to purchase pursuant to an Option shall terminate on its expiration date.

         (e) MEDIUM OF PAYMENT. Upon exercise of an Option, the Option Price shall be payable to the Company in cash (including a certified, bank cashier's or teller's check). The Optionee shall be responsible for selling the shares he purchased under this Plan. Certificates for the shares purchased shall be issued by the Company as soon as practicable, following the receipt of payment.

                             Page A-4

            (f) TERMINATION OF EMPLOYMENT. In the event that an Optionee's employment with the Company shall terminate, all Options held by such Optionee shall terminate immediately, except as hereinafter provided. The Optionee will cease to be employed by the Company on the first to occur of (i) the last date for which he is paid; (ii) the date on which he ceases to perform services; or
(iii) the effective date of the termination of his employment set forth in any notice to the Optionee of such termination.

            (i) Notwithstanding the above, the Optionee shall have the right to exercise all Options held by him on the date of termination within 90 days after said termination.

            (ii) In the event of any Optionee's death or retirement, his or her Option, regardless of whether the Option was yet subject to exercise on the date of the Optionee's death or retirement, may be exercised in full with respect to the total number of shares subject to the Option in accordance with the provisions of the Plan at any time within one (l) year from the date of the Optionee's death or retirement, whichever is applicable, but in no event later than the date that the Option expires in accordance with its terms. In the event of an Optionee's death the Option may be exercised by a legatee or legatees of that Option under the Optionee's last will, or by his or her executors, personal representatives or distributees.

             (iii) The Option of any Optionee who is disabled while in the employment of the Company may be exercised in full with respect to the total number of shares subject to the Option, regardless of whether the Option was yet subject to exercise on the date of the disability, within one (l) year of the date of such disability but in no event later than the date that the Option expires in accordance with its terms. The terms "disabled" and "disability" shall mean that an Optionee is no longer able to continue in the service of the Company in the same capacity because of a mental or physical disability and shall mean total and permanent disability. The Company, upon competent medical evidence, shall be the sole judge of whether a Participant is so disabled. Should the Company refuse to judge a Participant to be disabled, the Participant shall have the right to demand that the Company request the Medical Society of the County in which the Optionee is employed, to designate one of its member physicians to examine such Optionee, and his report in writing shall be binding upon all parties.

            (g) ASSIGNMENT. Any Option granted under the Plan may not be transferred, assigned, pledged or hypothecated by any Optionee in any way other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order in accordance with Rule 16b-3 of the Act and except as provided in subparagraph (f)(1), above, is exercisable solely by such Optionee during his or her lifetime.

          (h) SALE OR REORGANIZATION. In the event of a proposed dissolution, liquidation or sale of a substantial portion of the assets of the Company, or of a merger or consolidation in which holders of Common Stock are to receive cash, securities or other property, the Committee shall, in its unlimited discretion, have the power prior to such event (i) to terminate all outstanding Options upon at least seven days' prior notice to each Optionee and, if the Committee deems it appropriate, to cause the Company to pay to each Optionee an amount in cash with respect to each share to which a terminated Option pertains equal to the difference between the option price and the value, as determined by the Committee in its sole discretion, of the consideration to be received by the holders of Common Stock in connection with such transaction, or (ii) to provide for the exchange of Options outstanding under the Plan for options to acquire securities or other property to be delivered in connection with the transaction and in connection therewith to make

                             Page A-5

an equitable adjustment, as determined by the Committee in its sole discretion, in the option price and number of shares or amount of property subject to the Option and, if deemed appropriate, provide for a cash payment to Optionees in partial consideration for such exchange.

         (i) SUBSTITUTE OPTIONS. Options may be granted under this Plan from time to time in substitution for non-qualified stock options held by employees of other corporations who are about to become employees of the company as the result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of the assets of the employing corporation or the acquisition by the Company of stock of the employing corporation as a result of which it becomes a subsidiary of the Company. The terms and conditions of substitute Options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate in order to conform, in whole or in part, to the provisions of the non-qualified stock options in substitution for which they are granted.

          (j) RIGHTS OF A STOCKHOLDER. An Optionee shall have no rights as a stockholder with respect to shares subject to an Option until that date of the issuance of the shares to the Optionee. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance.

         (k) ADDITIONAL PROVISIONS. The Non-Qualified Stock Option Agreements authorized under this Section may contain such other provisions as the Board (or any Committee to which it may have delegated such authority) shall deem advisable.


8.   CHANGES IN CAPITAL STRUCTURE

         (a) RIGHT TO CHANGE CAPITAL STRUCTURE. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or any merger or consolidation of the Company or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b) REQUIRED ADJUSTMENTS. In the event that shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares, the number of shares then under Option to any Optionee, and the number of shares reserved for use under the Plan but not yet subject to Option, shall be adjusted accordingly and appropriate adjustments shall also be made in the purchase price per share for each Option to reflect such subdivision or combination. Only full shares will be issued under this Plan, and any fractional share which might otherwise be issued upon exercise of an Option shall be forfeited.


9.   AMENDMENT OR TERMINATION OF THE PLAN.

     (a)  AMENDMENT.

              The Board, upon recommendation of any Committee to which it may have delegated such authority or upon its own initiative, may amend the Plan from time to time in such respects

                             Page A-6

as the Board may deem advisable, except that without the approval of the holders of shares of Common Stock of the Company entitled to cast at least a majority of the votes which all voting shareholders are entitled to cast in the election of directors no such amendment shall (i) materially modify the requirements as to eligibility for participation in this Plan, (ii) increase the number of shares of Common Stock which may be issued under this Plan except as provided in paragraph 8(b) hereof, (iii) reduce the lowest price at which shares may be issued hereunder upon exercise of Options, (iv) extend the duration of this Plan or (v) materially increase the benefits accruing to participants under the Plan. The Committee shall have the power to authorize any changes in the Non-Qualified Stock Option Agreement between the Company and any Optionee, provided such Optionee consents to the modification.

     (b)  TERMINATION.

               The Board, in its sole discretion, may at any time suspend or terminate this Plan. No such suspension or termination of the Plan shall affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been suspended or terminated.


10.  LISTING AND REGISTRATION OF SHARES

          (a) REGISTRATION. Each Option shall be subject to the requirement that if at any time the Committee shall determine, in its sole discretion, that the listing, registration, or qualification of the shares covered thereby upon any securities exchange or under any state of federal law or the consent or approval of any governmental regulatory body, is required or desirable as a condition of, or in connection with, the granting of an Option or the issuance of purchase of shares thereunder, no such Option may be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. Further, the inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such stock as to which such requisite authority shall not have been obtained.

         (b) RESTRICTIVE LEGEND. Unless the shares covered by the Options are registered with the Securities and Exchange Commission, each stock certificate issued pursuant to the exercise of an Option shall bear the following legend:

        "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE IN RELIANCE UPON EXEMPTIONS UNDER THOSE ACTS. THE SALE OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS PROHIBITED UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH SALE OR DISPOSITION CAN BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT
       OF 1933 AND OTHER APPLICABLE STATUTES. BY ACQUIRING THE SHARES REPRESENTED HEREBY, THE HOLDER REPRESENTS THAT HE HAS ACQUIRED SUCH SHARES FOR INVESTMENT PURPOSES ONLY AND THAT HE WILL NOT SELL OR OTHERWISE DISPOSE OF THE SHARES WITHOUT REGISTRATION OR OTHER COMPLIANCE

                             Page A-7

        WITH THE AFORESAID ACTS AND RULES AND REGULATIONS ISSUED THEREUNDER."


Upon such time as the shares are registered with the Securities and Exchange Commission, such restrictions shall become unrestricted.


11.  CONTINUATION OF EMPLOYMENT

          Neither this Plan nor any Option granted hereunder shall confer upon any employee any right to continue in the employ of the Company or limit in any respect the right of the Company to terminated his or her employment at any time.


12.  FORFEITURE FOR DISHONESTY

           Notwithstanding anything to the contrary in this Plan, if the Committee may find, by a majority vote, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment by the Company which damaged the Company or that the Optionee has disclosed trade secrets of the Company, the Optionee shall forfeit all unexercised Options and all exercised Options under which the Company has not yet delivered the certificates. The decision of the Committee as to the cause of an Optionee's discharge and the damage done to the Company shall be final. No decision of the Committee, however, shall affect the finality of the discharge of such Optionee by the Company in any manner.


13.  NO PROHIBITION ON CORPORATE ACTION

         No provision of this Plan or any Non-Qualified Stock Option Agreement shall be construed to prevent the Company from taking any corporate action deemed by the Company to be appropriate or in its best interest, whether or not such action could have an adverse effect on the Plan or any Options granted hereunder, and no Optionee or Optionee's estate, personal representative or beneficiary shall have any claim against the Company as a result of the taking of such action.


14.  USE OF PROCEEDS

           The proceeds received by the Company from the exercise of an Option pursuant to the Plan shall be added to the Company's working capital and used for general corporate purposes.


15.  INDEMNIFICATION

            With respect to the administration of the Plan, the Company shall indemnify each present and future member of the Board or any Committee to which it may have delegated its authority against, and each member of such Committee and the Board shall be entitled without further act on his part to indemnity from the Company for all expenses (including the amount of judgments

                             Page A-8

and the amount of approved settlements made with a view of the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a member of such Committee and the Board, whether or not he continues to be such member of such Committee and the Board at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of such Committee and the Board (i) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of such Committee and the Board; or (ii) in respect of any matter in which any settlement is effected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of any Committee and the Board unless within 60 days after institution of any such action, suit or proceeding, he shall have offered the Company in writing the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of any Committee and the Board and shall be in addition to all other rights to which such member of any Committee and the Board may be entitled as a matter of law, contract or otherwise.

16.  WITHHOLDING

          The Company's obligation to deliver shares of Common Stock in respect of any Option granted under the Plan shall be subject to all applicable federal, state and local tax withholding requirements. Whenever under the Plan shares of stock are to be delivered upon exercise of an Option, the Company shall be entitled to require as a condition of delivery that the Optionee remit or, in appropriate cases, agree to remit when due, an amount sufficient to satisfy all federal, state and local withholding tax requirements relating thereto. Federal, state and local withholding tax due upon the exercise of any Option, in the Committee's sole discretion, may be paid in shares of Common Stock (including the withholding of shares subject to an Option) upon such terms and conditions as the Committee may determine.

17.  EFFECTIVE DATE AND TERM OF PLAN - SHAREHOLDER APPROVAL

          The Plan shall become effective as of June 19, 1987. The term during which Options may be granted under the Plan shall expire at the close of business on June 22, 2005, provided, however, that the Plan and all outstanding Options shall remain in effect until the then outstanding Options have expired or until such Options are cancelled. However, all Options granted hereunder shall be null and void unless this Plan is approved by a vote of the holders of a majority of the outstanding shares of the Company's Common Stock at a meeting of shareholders of the Company held within twelve (12) months after the effective date. If the shareholders do not approve the Plan, the Plan shall not be effective and any and all actions taken prior to such disapproval shall be null and void or shall, if necessary, be deemed to have been fully rescinded.

                             Page B-1



                                                                 ANNEX B


                    INTERNATIONAL AMERICAN HOMES, INC.
              1995 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


       SECTION 1. PURPOSE. International American Homes, Inc., a Delaware corporation (the "Company"), hereby adopts the International American Homes, Inc. 1995 Non-Employee Directors Stock Option Plan (the "Plan"). The purpose of the Plan is to provide an incentive to the Participants (as defined herein)
(i) to join and remain in the service of the Company, (ii) to maintain and enhance the long-term performance and profitability of the Company and (iii) to acquire or increase financial interests in the success of the Company.

       SECTION 2. ELIGIBILITY. Each member of the Board of Directors of the Company (the "Board") who is not a full-time employee of the Company or of any of its subsidiaries or Affiliates (as defined herein) and who has either
(i) been twice elected as a member of the Board or (ii) served at least one full year (I.E., a period of 365 consecutive calendar days) of a multi-year term as a member of the Board (each, a "Participant"; and, collectively, "Participants") will be granted options pursuant to the provisions of the Plan. For purposes of this Plan, an Affiliate shall mean any entity controlled by the Company.

       SECTION 3.  ADMINISTRATION.

       3.1 THE BOARD.  The Plan shall be administered by the Board.

       3.2 BOARD AUTHORITY.  The Board shall have the authority to:
(i) exercise all of the powers granted to it under the Plan, (ii) construe, interpret and implement the Plan, (iii) prescribe, amend and rescind rules and regulations relating to the Plan, (iv) make all determinations necessary or advisable in administering the Plan, and (v) correct any defect, supply any omission and reconcile any inconsistency in the Plan.

       3.3 BINDING DETERMINATIONS. The determination of the Board on all matters within its authority relating to the Plan shall be conclusive.

       3.4 NO LIABILITY. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any award hereunder.

       SECTION 4.  STOCK SUBJECT TO PLAN.

       4.1 STOCK. Options granted under the Plan shall be for shares of common stock, par value $.01 per share, of the Company and any other shares into which such stock shall thereafter be changed by reason of merger, reorganization, recapitalization, consolidation, split-up, combination of shares, or similar event as set forth in and in accordance with this Section 4 (the "Stock").

       4.2 SHARES AVAILABLE FOR AWARDS. Subject to Section 4.3 (relating to adjustments upon changes in capitalization), as of any date the total number of shares of Stock with respect to which awards may be granted under the Plan shall be 70,000 shares. In accordance with (and without limitation of) the preceding sentence, shares of Stock covered by options granted under the Plan that expire or terminate for any reason whatsoever shall again become available for

                             Page B-2


awards under the Plan. Shares of Stock that shall be issued pursuant to the options granted under the Plan shall be authorized and unissued or treasury shares of Stock.

       4.3 ADJUSTMENTS UPON CERTAIN CHANGES. In the event of any merger, reorganization, recapitalization, consolidation, sale or other distribution of substantially all of the assets of the Company, any stock dividend, split, spin-off, split-up, split-off, distribution of cash, securities or other property by the Company, or other change in the Company's corporate structure affecting the Stock, then the Board shall substitute or adjust (i) the aggregate number of shares of Stock reserved for issuance under the Plan, (ii) the number of shares of Stock subject to outstanding options and (iii) the amount to be paid by Participants with respect to any outstanding awards, as it determines to be equitable in order to prevent dilution or enlargement of the benefits or potential benefits intended to be awarded under the Plan.

       SECTION 5. GRANT OF OPTIONS UNDER THE PLAN. Options shall be granted hereunder automatically as provided in Section 6. No person shall have any discretion to select which Participants shall be granted options, to determine when such options shall be granted or the duration of the period within which such options may be exercised, to determine the number of shares of Stock to be covered by options granted to Participants, or to determine the price at which options shall be exercised.

       SECTION 6.  GRANT OF OPTIONS.

       6.1 INITIAL AWARDS. Each Participant as of the Effective Date (as defined herein) shall automatically be granted, as of such date, an option to purchase 5,000 shares of Stock.

       6.2 FUTURE AWARDS. Any person who becomes a Participant subsequent to the Effective Date shall be automatically granted, as of the date such person becomes a Participant, an option to purchase 5,000 shares of Stock.

       6.3 VESTING. No option shall be exercisable prior to the first anniversary of the grant of such option. Each option shall be exercisable on and after the first anniversary of its grant as follows:

                                                  No. of                   Cumulative
                                                Shares as          No. of Shares as to Which
                                        to Which Option Becomes             Option is
Date                                          Exercisable                  Exercisable
- ----                                          -----------                  -----------
On or after the first anniversary of grant,        1,666                     1,666
but prior to the second anniversary of grant

On or after the second anniversary of grant,       1,667                     3,333
but prior to the third anniversary of grant

On or after the third anniversary of grant         1,667                     5,000


       6.4 TRANSFERABILITY.   An  option may  not  be sold, pledged, assigned,
hypothecated, transferred, or disposed of in any manner, whether by operation of law or otherwise, other than by will or by the laws of descent or distribution. During the lifetime of a Participant, an option may be exercised only by such Participant.

                             Page B-3

       6.5 STOCKHOLDER  RIGHTS.   No  Participant shall have any rights of  a
stockholder with respect to any shares of Stock subject to an option prior to the issuance to him of certificates for such shares of Stock upon the exercise of such option.

       6.6 EXPIRATION OF OPTIONS. Options shall terminate upon the expiration of five years from the date upon which such options were granted (subject to prior termination as hereinafter provided).

       SECTION 7.  EXERCISE PRICE AND CONSIDERATION.

       7.1 EXERCISE PRICE. The per share exercise price for shares of Stock subject to an option granted pursuant to Section 6.1 or Section 6.2 hereof shall be 100% of the Fair Market Value (as defined herein) per share on the date of grant of such option; PROVIDED, HOWEVER, that if the date of grant is a legal holiday on which shares of Stock are not traded, then the exercise price shall be 100% of the Fair Market Value per share on the immediately following business day. For purposes of this Plan, "Fair Market Value" shall mean, as of any date, the value of shares of Stock determined as follows: if the Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of Stock shall be the closing sales price for the Stock (or the closing bid, if no sales were reported), as quoted on such system or exchange (or the exchange with the greatest volume of trading in Stock) as reported in THE WALL STREET JOURNAL or such other source as is deemed reliable; or, if on any day on which the market value is being determined the Common Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices as reported by the National Quotation Bureau, Incorporated, or any similar successor organization.

       7.2 EXERCISE. Options granted under this Plan shall be exercised by the Participant (or such other person exercising the option pursuant to Section 7.7 hereof) as to all or part of the shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of shares to be purchased, accompanied by payment of the full purchase price for the shares being purchased. Payment of such purchase price shall be made (a) by check payable to the Company, or (b) with the consent of the Board, by delivery of freely transferable shares of Stock having a Fair Market Value (determined as of the date such option is exercised) equal to all or part of the purchase price and, if applicable, of a check payable to the Company for any remaining portion of the purchase price. Such notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal corporate headquarters or such other office as the Board from time to time may direct and shall be in such form, containing such further provisions consistent with the provisions of this Plan, as the Board from time to time may prescribe. The Company shall effect the transfer of the shares of Stock so purchased to the Participant (or such other person exercising the option pursuant to Section 7.7 hereof) as soon as practicable, and within a reasonable time thereafter such transfer shall be evidenced on the books of the Company. An option may not be exercised for a fraction of a share.

       7.3 WITHHOLDING TAXES. The Company's obligation to deliver shares of Stock in respect of any option granted under the Plan shall be subject to all applicable federal, state and local tax withholding requirements. Whenever under the Plan shares of Stock are to be delivered upon exercise of an Option, the Company shall be entitled to require as a condition of delivery that the Participant remit an amount sufficient to satisfy all federal, state and local withholding tax requirements relating thereto.

                             Page B-4

       7.4 RULE 16B-3. Options granted to Participants must comply with the applicable provisions of Rule 16b-3 of the General Rules and Regulations ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act set forth in Rule 16b-3 with respect to Plan transactions. If any provision of this Plan is found not to be in compliance with Rule 16b-3 and cannot be amended or modified by the Board so to comply, the provision shall be deemed null and void.

       7.5 TERMINATION OF STATUS AS A DIRECTOR. If a Participant ceases to serve as a Director, he may, but only within seven (7) months after the date he ceases to be a Director of the Company, exercise his option or options to the extent that he was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the option be exercised after its term has expired. To the extent that he was not entitled to exercise an option at the date of such termination, or if he does not exercise such option (which he was entitled to exercise) within the time specified herein, the option shall terminate.

       7.6 DISABILITY OF OPTIONEE.   Notwithstanding the provisions of Section
7.5 above, in the event a Participant is unable to continue his service as a Director as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), he may (or if his disability is such that he is incapable of doing so, his legally appointed committee or guardian may), but only within seven (7) months from the date he ceases to serve as a Director, exercise his option to the extent he was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the option be exercised after its term has expired. To the extent that he was not entitled to exercise the option at the date of termination, or if such option is not exercised (to the extent that the Participant was entitled to exercise it) within the time specified herein, such option shall terminate.

       7.7 DEATH OF OPTIONEE.   Notwithstanding  the provisions of Section 7.5
above, in the event of the death of a Participant, his Option may be exercised, at any time within seven (7) months following the date of his death during his period of service as a Director or within seven (7) months following the date on which he ceased to serve as a Director, by the duly appointed executor or administrator of the Participant's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent that the right to exercise had accrued prior to and continued to exist at the date of his death. Notwithstanding the foregoing, in no event may the option be exercised after its term has expired.

       SECTION 8. MERGER, CONSOLIDATION, ASSET SALE, LIQUIDATION, ETC. In the event of a merger or consolidation or sale of all or substantially all of the assets of the Company in which outstanding shares of Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, all or any outstanding options shall become exercisable in full immediately prior to such event.

       SECTION 9. PLAN AMENDMENTS AND TERMINATION. The Board may suspend or terminate the Plan at any time and may amend it at any time and from time to time, in whole or in part, PROVIDED, that the provisions of the Plan with respect to eligibility for participation or the timing or amount of grants of options or the duration thereof shall not be amended more than once every six months (other than to comport with changes in the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder), and PROVIDED, FURTHER, that without the approval of the stockholders of the Company

                             Page B-5

an amendment shall not increase the numbers of shares subject to the Plan (except as provided in Section 4.3) and that any amendment for which stockholder approval is required by law or in order to obtain or maintain continued qualification of the Plan under Rule 16b-3 under the Exchange Act shall not be effective until such approval has been obtained. Unless terminated earlier, the Plan will terminate on the tenth anniversary of the Effective Date (as defined herein) and no additional options may be granted under the Plan after such tenth anniversary.

       SECTION 10.  MISCELLANEOUS.

       10.1 LISTING, REGISTRATION AND LEGAL COMPLIANCE. If the Board shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any option under the Plan, the issuance or purchase of shares or the taking of any other action hereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Board. Without limiting the generality of the foregoing, in the event that (i) the Board shall be entitled under the Plan to make any payment in cash, Stock or both, and (ii) the Board shall determine that a Consent is necessary or desirable as a condition of, or in connection with, payment in any one or more of such forms, then the Board shall be entitled to determine not to make any payment whatsoever until such Consent shall have been obtained in the manner aforesaid. The term "Consent" as used herein with respect to any Plan Action means (i) any listing, registration or qualification in respect thereof upon any securities exchange or under any foreign, federal, state or local law, rule or regulation, (ii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies, or (iii) any and all written agreements and representations by the recipient of an award with respect to the disposition of Stock or with respect to any other matter, that the Board shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made. Without limiting the generality of the foregoing, the Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of the Stock.

       10.2 RIGHT OF DISCHARGE RESERVED. Nothing in the Plan shall confer upon any Participant the right to continue in the service of the Company or any Affiliate or affect any right that the Company or such Affiliate or any Participant may have to terminate the service of such Participant.

       10.3 OTHER PAYMENTS OR AWARDS. Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company, any subsidiary or the Board from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect. Any awards and payments made under this Plan shall constitute a special incentive payment to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for the purposes of determining any pension, retirement, death or other benefits under (i) any pension, retirement, profit sharing, bonus, life insurance or other benefit plan of the Company or any subsidiary or (ii) any agreement between

                             Page B-6

the Company or any subsidiary, on the one hand, and the Participant, on the other hand, except as such plan or agreement may otherwise expressly provide.

       10.4 OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board from time to time shall approve.

       SECTION 11. EXCULPATION OF COMPANY, ETC. So long as the Company acts in good faith on the basis of its knowledge of the facts, the "Exculpated Persons" (as defined herein) shall incur no liability to any person because of any failure to pay to the proper persons any of the amounts payable hereunder. For purposes of this Plan, the term "Exculpated Persons" shall mean the Company, the Affiliates and any person that is, directly or indirectly, controlling, controlled by or under common control with, any of the foregoing persons, their respective directors, officers, partners, employees, agents and counsel. The Exculpated Persons shall be under no obligation to investigate the facts or to inquire as to the persons who are entitled to receive any amounts payable hereunder. Should any of the Exculpated Persons undertake any such investigation or inquiry, the Exculpated Persons shall not be liable for any failure to carry out such investigation or inquiry diligently or thoroughly. No Exculpated Person shall incur any liability whatsoever on account of any matter connected with or related to the Plan or the administration of the Plan, and the Company shall indemnify and hold harmless all Exculpated Persons from all loss and expense (including reasonable attorneys' fees) arising from the assertion or judicial determination of any such liability. Each Participant accepting options pursuant to the Plan shall be deemed to agree and acknowledge that (a) each such award shall be subject to all of the terms and provisions of the Plan and (b) all financial information concerning the Company and any of the subsidiaries, including auditor's reports, are confidential and are not (by virtue of the Plan or otherwise) made available to its employees generally or Participants in particular except, in the case of Participants, to the extent they may be available to shareholders under applicable state law.

       SECTION 12. GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state.

       SECTION 13. NOTICES. All notices and other communications hereunder shall be given in writing, shall be personally delivered against receipt or sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery or of mailing, and if mailed, shall be addressed
(a) to the Company, at its principal corporate headquarters, and (b) to a Participant, at the Participant's principal residential address last furnished to the Company. Notices sent to the Company shall be sent to International American Homes, Inc., 6001 Montrose Road, Suite 910, Rockville, Maryland 20852,
Attn: Chief Financial Officer. Either party may, by notice, change the address to which notice to such party is to be given.

       SECTION 14. SECTION HEADINGS. The Section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said Sections.

       SECTION 15. EFFECTIVE DATE. The Plan shall become effective on the date (the "Effective Date") it is adopted by the Board, subject to approval by the Company's stockholders, but no option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, all options granted under the Plan shall terminate, and no further options shall be granted under the Plan. Amendments to the

                             Page B-7


Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors; amendments requiring stockholder approval
(as provided in Section 9) shall become effective when adopted by the Board, but no option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained with twelve months of the Board's adoption of such amendment, any options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee.

             INTERNATIONAL AMERICAN HOMES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS SEPTEMBER 12, 1995

  Whether or not you expect to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

  The undersigned hereby appoints Robert J. Suarez and Michael P. Villa individually as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of Common Stock of International American Homes, Inc. (the "Company") held of record by the undersigned on July 14, 1995, at the annual meeting of stockholders to be held on September 12, 1995 or at any adjournment or postponement thereof.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE BOARD OF DIRECTORS' NOMINEES FOR DIRECTORS AND FOR PROPOSALS 1, 2 AND 3.

(Continued, and to be dated and signed on the reverse side.)

- -------
- -------

1. ELECTION OF DIRECTORS NOMINATED AND LISTED BELOW

FOR ALL nominees listed below [ ]    WITHHOLD AUTHORITY [ ]      *Exception [ ]
                                     to vote
                                     for all nominees
                                     listed below

               PETER A. DAVIS, PHILIP T. MERCER, JEFFREY D. PROL

   * (Instruction: To withhold authority to vote for any individual nominee, mark the Exception Box and write that nominee's name in the space provided below.)


- ------------------------------------------------------------------------------

2. PROPOSAL ONE - Approval of amendments to the Amended and Restated International American Homes, Inc. Non-Qualified Stock Option Plan as described in the accompanying Proxy Statement.



                                   [ ]  FOR     [ ]  AGAINST     [ ]  ABSTAIN


3. PROPOSAL TWO - Approval of the International American Homes, Inc. 1995 Non-Employee Directors Stock Option Plan as described in the accompanying Proxy Statement.



                                   [ ]  FOR      [ ]  AGAINST    [ ]  ABSTAIN


4. PROPOSAL THREE - Appointment of Arthur Andersen LLP as the Company's independent auditors.



                                   [ ]  FOR      [ ]  AGAINST    [ ]  ABSTAIN


5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

                              Address
                              Change
                              and/or
                              Comments  [ ]


          PROXY DEPARTMENT
          NEW YORK, N.Y. 10203-0310

                                  NOTE: Signatures should agree with the name specified herein. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. For joint accounts or co-fiduciaries, all joint owners or co-fiduciaries should sign.



                                  Dated                             , 1995



                                  Signature



                                  Signature, if held jointly

               VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE